SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2015

mCig, Inc.

Nevada	333-175941	27-4439285
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)
433 North Camden Drive, 6th Floor, Beverly Hills, CA		90210
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:		(310)402-6937
N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms “Company,” “our company,” “us,” “mCig,”, “we” and “our” refer to mCig, Inc. unless the context requires otherwise

Item 8.01 Other Events.

On February 3, 2015, the Company (the “Company”) executed a Product Distribution Agreement (“Distribution Agreement”) with Café Serendipity Holdings, Inc. (f/k/a Force Fuels, Inc.) (“Café”).

In accordance with the Distribution Agreement, the Company will sell its products and can sell VitaCig, Inc. (a controlled entity) products to Café, pursuant to the terms and conditions of the Distribution Agreement, including but not limited to, providing sixty (60) percent of the products carried in the Café stores and the right of first refusal to provide needed products to Café. The Distribution Agreement can be terminated by either party with notice except that Café cannot terminate the Distribution Agreement for the initial fifteen (15 months).

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Distribution Agreement, which is filed as Exhibit 10.1 hereto, and is incorporated by reference herein.

On February 3, 2015, the Company executed an Agreement for the Exchange of Securities (“Agreement”) with Café.

The Agreement provides, among other things, that (i) the Café will issue ten million (10,000,000) restricted shares of Café common stock to mCig, (ii) mCig will issue three million (3,000,000) restricted shares of mCig’s Common stock to Café, subject to satisfaction of certain conditions, including but not limited to, confirmation of the filing of Form 10 or a Registration Statement on Form S-1 by Café such that Café becomes a reporting company on equal status with mCig and appointment of a designee of the Company to the Board of Directors of Café (with best efforts used to retain this designee during the duration of the time in which the Company holds Café shares of common stock or three (3) years, whichever is sooner). If the Agreement conditions are not satisfied or waived on or before December 31, 2015, the obligations of the parties will terminate.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Agreement, which is filed as Exhibit 4.1 hereto, and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit

Description

4.1	Agreement for the Exchange of Securities by and between mCig, Inc. and Café Serendipity Holdings, Inc., dated February 3, 2015.
10.1	Product Distribution Agreement for the Exchange of Securities by and between mCig, Inc. and Café Serendipity Holdings, Inc., dated February 3, 2015.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCIG, INC.
(Registrant)

By: /s/ Paul Rosenberg
Paul Rosenberg
Chief Executive Officer

Dated: February 6, 2015